                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14 (a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
                                             [_] Confidential, for Use of
[_] Definitive Additional Materials              Commission Only [as permitted


[X] Definitive Proxy Statement              by Rule 14a-6(e) (2)]


[_] Soliciting Materal Under Rule 14a-12

                      AEGON/TRANSAMERICA SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.


1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)  Total fee paid:

________________________________________________________________________________
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

________________________________________________________________________________
2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________
3)  Filing Party:

________________________________________________________________________________
4)  Date Filed:

________________________________________________________________________________

 LOGO

October 10, 2001

Dear Policy or Contract Owner:


As an Owner of a variable life insurance policy or variable annuity contract (either of which is referred to as a "Policy"), you have the right to instruct Western Reserve Life Assurance Co. of Ohio ("WRL") to vote certain shares of Transamerica Value Balanced (formerly, Dean Asset Allocation) (the "Portfolio") of AEGON/Transamerica Series Fund, Inc. (formerly, "WRL Series Fund, Inc.") (the "Fund") that are attributable to your Policy at the December 14, 2001 special meeting of the Portfolio's shareholders (the "Meeting"). To assist you in giving those instructions, we have enclosed the following:


      (1) A Notice of the Special Meeting;

      (2) A Voting Instruction Form; and

      (3) A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purpose of the Meeting. The primary purpose of the Meeting is to approve a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisers, Inc. and Transamerica Investment Management LLC on behalf of the Portfolio.

Although you are not directly a shareholder of the Portfolio, some or all of your contract value is invested, as provided by your Policy, in this Portfolio. Accordingly, you have the right under your Policy to instruct WRL how to vote the Portfolio's shares which are attributable to your Policy. The number of Portfolio shares for which an Owner may give instructions is determined as follows: For each Policy, the number of votes in the Portfolio will be determined by dividing the amount of the Policy's contract value attributable to the Portfolio as of the record date (September 17, 2001) by $100. Fractional shares will be counted. The enclosed Voting Instruction Form shows the number of Proxy Votes in the Portfolio attributable to your Policy for which you are entitled to give voting instructions.

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT. A Voting Instruction Form for the Portfolio must be received by ALAMO Direct, Proxy Tabulator, P.O. Box 9043, Smithtown, New York 11787-9841 no later than December 14, 2001, 10 a.m. (Eastern Time). This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing, or by providing voting instructions in person at the Meeting. It is important that you promptly return the signed Voting Instruction Form in the enclosed postage-paid envelope.


If you prefer instead to provide your voting instructions by telephone, you may do so by calling 1-800-597-7836 and entering your 14 digit control number located on your Voting Instruction Form. You may also provide your voting instructions via the internet at: https://vote.proxy-direct.com or via facsimile at 1-888-796-9932. We have retained ALAMO Direct ("ALAMO") to assist us with this proxy solicitation. If we have not received your voting instructions as the meeting date approaches, you may receive a telephone call from ALAMO to ask for your instructions.


If you give your voting instructions by telephone, the internet or facsimile, please do not return your Voting Instruction Form to us unless you elect to change your instructions.

Please complete the Voting Instruction Form and promptly return it in the enclosed postage paid envelope. Your instructions are very important, and we would appreciate your return of the Form as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,


/s/ John R. Kenney                                 /s/ Jerome C. Vahl

John R. Kenney                                     Jerome C. Vahl
Chairman of the Board and Chief Executive          Director and President

Officer                                            Western Reserve Life
Western Reserve Life Assurance Co. of Ohio         Assurance Co. of Ohio

                       Transamerica Occidental Letterhead


October 10, 2001


Dear Policy or Contract Owner:


As an Owner of a variable life insurance policy or variable annuity contract (either of which is referred to as a "Policy"), you have the right to instruct Transamerica Occidental Life Insurance Company ("TOLIC") to vote certain shares it owns of Transamerica Value Balanced (formerly, Dean Aset Allocation) (the "Portfolio") of AEGON/Transamerica Series Fund, Inc. (formerly, WRL Series Fund, Inc.) (the "Fund") that are attributable to your Policy at the December 14, 2001 special meeting of the Portfolio's shareholders (the "Meeting"). To assist you in giving those instructions, we have enclosed the following:

     (1)  A Notice of the Special Meeting;

     (2)  A Proxy Statement to Shareholders; and

     (3)  A Voting Instruction Form.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purpose of the Meeting. The primary purpose of the Meeting is to approve a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisers, Inc. and Transamerica Investment Management LLC on behalf of the Portfolio.

You have the right to instruct TOLIC how to vote the Portfolio shares that are attributable to your Policy. The number of Portfolio shares for which an Owner may give instructions is determined as follows: For each Policy, the number of votes in the Portfolio will be determined by dividing the amount of the Policy's contract value attributable to the Portfolio as of the record date (September 17, 2001) by $100. Fractional shares will be counted. The enclosed Voting Instruction Form shows the number of Proxy Votes in the Portfolio attributable to your Policy for which you are entitled to give voting instructions.

YOUR VOTE IS VERY IMPORTANT. A Voting Instruction Form for the Portfolio must be received by ALAMO Direct, Proxy Tabulator, P.O. Box 9043, Smithtown, New York 11787-9841 no later than December 14, 2001, 10 a.m. (Eastern Time). This
           -------------------------------------------------------
instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying TOLIC or the Secretary of the Fund in writing, or by providing your instructions in person at the Meeting. It is important you promptly return the signed Voting Instruction Form in the enclosed postage-paid envelope.

If you prefer to instead provide your instructions by telephone, you may do so by calling 1-800-597-7836 and entering your 14 digit control number located on your Voting Instruction Form. You may also provide your voting instructions via the internet at: https://vote.proxy-direct.com or via facsimile at
                 -----------------------------
1-888-796-9932. We have retained ALAMO Direct ("ALAMO") to assist us with this proxy solicitation. If we have not received your voting instructions as the meeting date approaches, you may receive a telephone call from ALAMO to ask for your instructions. If you provide voting instructions by telephone, the internet or facsimile, please do not return your Voting Instruction Form to us unless you elect to change your instructions.

We will vote the shares of the Portfolio for which timely voting instructions are not received in the same proportion as those shares attributable to the Portfolio for which timely instructions are received. We will also vote the Portfolio's shares in our best judgment on any other matters which come before the Meeting.

Thank you for your prompt cooperation.

Very truly yours,

/s/ Ron Wagley
President
Transamerica Occidental Life Insurance Company

                                 AUSA Letterhead

October 10, 2001


Dear Policy or Contract Owner:

As an Owner of an AUSA Life Insurance Company ("AUSA") variable life insurance policy or variable annuity contract (either of which is referred to as a "Contract"), you have the right to vote certain shares of Transamerica Value Balanced (formerly, Dean Asset Allocation) (the "Portfolio") of AEGON/Transamerica Series Fund, Inc. (formerly, "WRL Series Fund, Inc.") (the "Fund") that is attributable to your Contract at the December 14, 2001 special meeting of the Portfolio's shareholders (the "Meeting"). To assist you in giving those instructions, we have enclosed the following:

     (1)      A Notice of the Special Meeting;
     (2)      A Voting Instruction Form; and
     (3)      A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The primary purpose of the Meeting is to approve a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisers, Inc. and Transamerica Investment Management LLC on behalf of the Portfolio.

Although you are not directly a shareholder of the Portfolio, some or all of your contract value is invested, as provided by your Contract, in this Portfolio. Accordingly, you have the right under your Contract to instruct AUSA how to vote the Portfolio's shares which are attributable to your Contract. The number of Portfolio shares for which an Owner may give instructions is determined as follows: For each Contract, the number of votes in the Portfolio will be determined by dividing the amount of the Contract's contract value attributable to the Portfolio as of the record date (September 17, 2001) by $100. Fractional shares will be counted. The enclosed Voting Instruction Form shows the number of Proxy Votes in the Portfolio attributable to your Contract for which you are entitled to give voting instructions.

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT. A Voting Instruction Form for the Portfolio must be received by ALAMO Direct, Proxy Tabulator, P.O. Box 9043, Smithtown, New York 11787-9841 no later than December 14, 2001, 10 a.m. (Eastern
                               -------------------------------------------------
Time). This instruction may be revoked at any time prior to the Meeting by
-----
executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing, or by providing voting instructions in person at the Meeting. It is important you promptly return the signed Voting Instruction Form in the enclosed postage-paid envelope.

If you prefer to instead provide your voting instructions by telephone, you may do so by calling 1-800-597-7836 and entering your 14 digit control number located on your Voting Instruction Form. You may also provide your voting instructions via the internet at: https://vote.proxy-direct.com or via facsimile
                                  -----------------------------
at 1-888-796-9932. We have retained ALAMO Direct ("ALAMO") to assist us with this proxy solicitation. If we have not received your voting instructions as the meeting date approaches, you may receive a telephone call from ALAMO to ask for your instructions.

If you give your voting instructions by telephone, the internet or facsimile, please do not return your Voting Instruction Form to us unless you elect to change your instructions.

Please complete the Voting Instruction Form and promptly return it in the enclosed postage paid envelope. Your instructions are very important, and we would appreciate your return of the Form as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,


/s/Larry N. Norman
Vice President
AUSA Life Insurance Company

                     AEGON/TRANSAMERICA SERIES FUND, INC.
                       (Formerly, WRL SERIES FUND, INC.)

IMPORTANT INFORMATION FOR SHAREHOLDERS OF TRANSAMERICA VALUE BALANCED
   (formerly, Dean Asset Allocation) TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSAL

   Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal:

Q. ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

A. Shareholders are being asked to approve a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) ("ATF Advisers") and Transamerica Investment Management, LLC ("TIM") on behalf of Transamerica Value Balanced (the "Portfolio").

Q. WHY AM I BEING ASKED TO APPROVE A NEW SUB-ADVISORY AGREEMENT ON BEHALF OF THE PORTFOLIO?

A. On June 25, 2001, the AEGON/Transamerica Series Fund, Inc. ("ATSF") Board of Directors ("ATSF Board" or the "Board") voted to terminate the Portfolio's Sub-Advisory Agreement between ATF Advisers and Dean Investment Associates effective August 24, 2001. The Board then selected TIM to serve as sub-adviser to the Portfolio, on an interim basis. On August 27, 2001, ATF Advisers entered into an interim sub-advisory agreement with TIM, for a period not to exceed 150 days, or until approval by shareholders of the new sub-advisory agreement. The Investment Advisory Agreement will reflect a reduction of annual advisory fees from 0.80% of the Portfolio's average daily net assets to 0.75% of the Portfolio's average daily net assets. The Investment Adviser will then pay TIM annual advisory fees of 0.35% of the Portfolio's average daily net assets. This reduction became effective on August 27, 2001.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THIS PROPOSAL?

A. We need the affirmative vote of a majority of the Portfolio's outstanding voting securities, as defined by the Investment Company Act of 1940.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES BY THE SCHEDULED SHAREHOLDER MEETING
   DATE?

A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct, a proxy solicitation firm, may contact you by mail or telephone to encourage you to provide your voting instructions. Shareholders should review the proxy materials carefully and submit their voting instructions to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposal by the time of the shareholder meeting at 10:00 a.m. on December 14, 2001, the meeting may be adjourned to permit further solicitation of proxy votes.

Q. HAS THE BOARD APPROVED THE PROPOSAL?

A. Yes. The ATSF Board has approved the proposal and recommends that you vote "FOR" the proposal.

                     AEGON/Transamerica Series Fund, Inc.
                          Transamerica Value Balanced


                                   Notice of


                        Special Meeting of Shareholders


                               December 14, 2001

   To the Shareholders of Transamerica Value Balanced portfolio (formerly, Dean Asset Allocation) of AEGON/Transamerica Series Fund, Inc. (the "Fund").


   Notice is hereby given that a Special Meeting of Shareholders of Transamerica Value Balanced portfolio of the Fund (the "Portfolio") will be held on December 14, 2001, at 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, beginning at 10 a.m., Eastern Time (the "Special Meeting" or "Meeting"). At the Special Meeting, shareholders of the Portfolio will be called upon to consider the following proposal:



PROPOSAL NO. 1. A proposal to approve a new sub-advisory agreement between
                AEGON/Transamerica Fund Advisers, Inc. ("ATF Advisers") and Transamerica Investment Management, LLC (TIM) with respect to the Portfolio;



as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Special Meeting and any adjournments. The Board of Directors of the Fund (the "Board") is not aware of any other business to come before the Special Meeting.




   The Board has fixed the close of business on September 17, 2001 as the record date for the determination of shareholders of the Portfolio that are entitled to notice of, and to vote at, the Special Meeting and any related follow-up meetings. Even if you plan to attend the Special Meeting in person, please complete the enclosed voting instruction form.


                             By Order of the Board of Directors of
                             AEGON/Transamerica Series Fund, Inc.

                             John K. Carter, Esq.
                             Secretary


October 10, 2001


   YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. POLICYOWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION FORM BE RETURNED PROMPTLY.

   FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE BY CALLING 1-800-597-7836, TOLL FREE, OR VIA THE INTERNET AT https://vote.proxy-direct.com, USING YOUR 14-DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING INSTRUCTION FORM. YOU MAY ALSO FAX YOUR INSTRUCTIONS TO 1-888-796-9932. IF YOU VOTE BY TELEPHONE, VIA THE INTERNET OR VIA FACSIMILE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION FORM UNLESS YOU ELECT TO CHANGE YOUR VOTE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET.

 TRANSAMERICA VALUE BALANCED PORTFOLIO OF AEGON/TRANSAMERICA SERIES FUND, INC.

                               -----------------

                                PROXY STATEMENT

                               -----------------

                        Special Meeting of Shareholders
                        to be held on December 14, 2001


   This proxy ("Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of AEGON/Transamerica Series Fund, Inc. (the "Fund") (prior to May 1, 2001, WRL Series Fund, Inc.), a series mutual fund consisting of several investment portfolios. This Proxy Statement is on behalf of the Transamerica Value Balanced portfolio (the "Portfolio") (formerly, Dean Asset Allocation) of the Fund for use at a special meeting of shareholders of the Portfolio to be held on December 14, 2001 at 10:00 a.m. Eastern Time, at the Fund's offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a voting instruction form accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and voting instruction form are first being mailed on or about October 10, 2001 to owners of policies and contracts that were invested in the Portfolio as of September 17, 2001.

   In addition to solicitations of voting instructions by mail, beginning on or about October 10, 2001, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund; regular employees of AEGON/Transamerica Fund Advisers, Inc. ("ATF Advisers" or "Investment Adviser"), the Portfolio's adviser (prior to May 1, 2001, WRL Investment Management, Inc.); AEGON/Transamerica Fund Services, Inc. (prior to May 1, 2001, WRL Investment Services, Inc.), the Portfolio's transfer agent; ALAMO Direct ("ALAMO"), a private proxy processing and solicitation firm; or other representatives of the Fund. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be borne by the Investment Adviser. The Fund's most recent annual report is available without charge by writing or calling the Fund at P.O. Box 5068, Clearwater, Florida 33758-5068, or 1-800-851-9777.


                 POLICYOWNERS' RIGHT TO INSTRUCT SHAREHOLDERS

   Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), AUSA Life Insurance Company ("AUSA"), Transamerica Occidental Life Insurance Company

("Transamerica") and Diversified Investment Advisors, Inc. ("Diversified") are the only owners of all of the shares of the Portfolio, and, as such, have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting.

   Each of Western Reserve, AUSA, Transamerica and Diversified will vote the shares of the Portfolio for the owners of certain qualified plans administered by it or for the owners of variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by it (collectively, the "Policyowners"). The Fund has agreed to solicit voting instructions from the Policyowners, upon which instructions Western Reserve, AUSA, Transamerica and Diversified, respectively, will vote the shares of the Portfolio at the Special Meeting on December 14, 2001, and any adjournments thereof. The Fund will mail a copy of this Proxy Statement to each Policyowner of record as of September 17, 2001. The number of Fund shares in the Portfolio for which a Policyowner may give instructions is determined as follows: the number of shares of the Portfolio (and corresponding votes) allotted to a Contract will be calculated by dividing the amount of the Contract's cash value (or the Contract value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted.


   As of the Record Date, September 17, 2001, the Fund had outstanding 18,906,249.213 shares of the Portfolio (representing a cash value of $230,122,327).


   As of September 17, 2001, the officers and Directors of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Portfolio.

                              VOTING INSTRUCTIONS

   Interest in the Contracts for which no timely instructions are received will be voted in proportion to the instructions that are received from other Policyowners. Western Reserve, AUSA, Transamerica and Diversified will also vote any shares in separate accounts that they own and which are not attributable to Contracts in the same proportion as determined for Policyowners. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote.

   If the enclosed voting instruction form is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the voting instruction form will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the voting instruction form, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any Policyowner that has submitted his or her voting instruction form has the right to revoke it at any time prior to its exercise, either by attending the Special Meeting and submitting a new voting instruction form, or by submitting a letter of revocation or a later-dated voting instruction form to the Fund at the above address prior to the date of the Special Meeting. Abstentions will be applied on a pro-rata basis to reduce the votes eligible to be cast.


   In order that your instructions may be represented at the Special Meeting, you are requested to submit your instructions by mail, the internet, by telephone or facsimile.


To Vote By Mail:

  .  Indicate your instructions on the enclosed voting instruction form;

  .  Date and sign the voting instruction form;

  . Mail the voting instruction form promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

  . Allow sufficient time for the voting instruction form to be received on or before 10:00 a.m., December 14, 2001.

To Vote By Telephone:

   Please call 1-800-597-7836 and follow the recorded instructions.

To Vote Via the Internet:

   With your voting instruction form(s) in hand, visit https://vote.proxy-direct.com and follow the instructions on the web site.

To Vote By Facsimile:

   Please call 1-888-796-9932 to fax your voting instruction form(s).

   If you give your instructions via the Internet, by telephone or via facsimile, please do not mail your voting instruction form.


                                 INTRODUCTION

   The Board of Directors of the Fund (the "Board") called this Special Meeting to allow shareholders to consider and vote on the approval of a new sub-advisory agreement between ATF Advisers and Transamerica Investment Management, LLC ("TIM"). Please read the entire Proxy Statement to determine how this proposal will affect the Portfolio before submitting your voting instruction form.

The Fund

   The Fund is a Maryland corporation organized as a diversified, open-end investment company under the 1940 Act. Shares of the Fund are registered under the

Securities Act of 1933 ("1933 Act"), and the Fund itself is registered under the 1940 Act on Form N-1A with the Securities and Exchange Commission ("SEC"). Shares of the Fund are currently sold only to Western Reserve, AUSA, Transamerica, Transamerica Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Life Insurance and Annuity Company ("TLIAC") and Diversified to fund benefits under certain individual flexible premium variable life insurance policies and certain individual and group variable annuity contracts. AEGON/Transamerica Fund Services, Inc., located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of the Investment Adviser and the Fund, serves as transfer agent and administrator for the Fund. AFSG Securities Corporation, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, an affiliate of the Investment Adviser and the Fund, serves as principal underwriter for the Fund.

   The Investment Adviser selects and contracts with sub-advisers for investment services for each of the portfolios of the Fund, reviews the sub-advisers' activities, and performs other managerial functions for the Fund.


   Currently, ATF Advisers acts as investment adviser to the Portfolio pursuant to an advisory agreement dated January 1, 1997, as amended (the "Investment Advisory Agreement"). Under the Investment Advisory Agreement, ATF Advisers is responsible for providing investment management and supervision services to the Portfolio. ATF Advisers had in turn entered into a sub-advisory agreement with Dean Investment Associates ("Dean"), dated January 1, 1997, as amended, (the "Dean Sub-Advisory Agreement") on behalf of the Portfolio.


   Per the terms of the Dean Sub-Advisory Agreement, the Board rendered a sixty day notice to Dean that it was terminating the agreement no later than close of business on August 24, 2001. Thereafter, Dean ceased to provide investment management services to the Portfolio and did not earn any additional compensation from the Portfolio.

   Consequently, the Board selected TIM to serve as the Portfolio's sub-adviser under the terms of an interim sub-advisory agreement and subject to shareholder approval of a new sub-advisory agreement between ATF Advisers and TIM (the "Proposed Sub-Advisory Agreement") (see Proposal No. 1 below). Effective August 27, 2001, ATF Advisers entered into an interim sub-advisory agreement on behalf of the Portfolio with TIM. The interim sub-advisory agreement is attached as
Exhibit 1.

   Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act") generally provides that no person may serve as an investment adviser to a registered investment company, such as the Portfolio, except pursuant to a written contract that, among other requirements, has been approved by the vote of a majority of the investment company's outstanding voting securities. Any material change to an existing advisory contract creates a new advisory agreement that must be approved in accordance with Section 15(a) of the 1940 Act.

   ATF Advisers will continue to serve as investment adviser to the Portfolio under the Investment Advisory Agreement, as amended, which now reflects a reduction in overall management fees.

   The Board recommends that you vote "FOR" the Proposed Sub-Advisory
Agreement.

                              INVESTMENT ADVISER

   ATF Advisers, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, currently serves as the investment adviser to each portfolio of the Fund. The Investment Adviser does not currently act as investment adviser or sub-adviser to any other investment companies. The Investment Adviser is a direct, wholly-owned subsidiary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, which is a wholly-owned subsidiary of First AUSA Life Insurance Company, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"). AEGON USA, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly-traded international insurance group.

   The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The Investment Adviser has served as the investment adviser to the Portfolio since January 1, 1997. (Prior to that date, Western Reserve served as Investment Adviser to the Portfolio.) Prior to May 1, 2001, the Investment Adviser was named WRL Investment Management, Inc.

Summary of Proposal

   (1) The Investment Adviser seeks to enter into the Proposed Sub-Advisory Agreement with TIM with respect to the Portfolio. TIM is currently serving as sub-adviser pursuant to the terms of an interim sub-advisory agreement which will terminate the earlier to occur of 150 days or approval by shareholders of the Proposed Sub-Advisory Agreement.



   The Board will transact such other business as may properly come before the Special Meeting and any adjournments. The Board is not aware of any other business to come before the Meeting.

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               PROPOSAL No. 1: TO APPROVE A PROPOSED SUB-ADVISORY
AGREEMENT WITH RESPECT TO THE TRANSAMERICA VALUE BALANCED PORTFOLIO OF THE FUND

--------------------------------------------------------------------------------

   The Board, including Directors who are not parties to the Proposed Sub-Advisory Agreement or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) or any such party (the "Disinterested Directors"), reviewed and, at a Board meeting held on September 10, 2001, unanimously approved, the Proposed Sub-Advisory Agreement between the Investment Adviser and TIM with respect to the Portfolio. The Investment Adviser had recommended to the Board that the Fund retain TIM to continue to serve as the new sub-adviser for the Portfolio. The Proposed Sub-Advisory Agreement is attached as Exhibit 2.

   Dean, located at 2480 Kettering Tower, Dayton, Ohio 45423-2480, served as sub-adviser for the Portfolio since commencement of the Portfolio's operations on January 3, 1995, pursuant to the Dean Sub-Advisory Agreement between the Investment Adviser and Dean. After rendering Dean sixty days notice, the Board terminated the Dean Sub-Advisory Agreement effective August 24, 2001.

   The Board has selected TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015, as the new sub-adviser for the Portfolio. TIM is currently serving as sub-adviser to the Portfolio under the terms of an interim sub-advisory agreement dated August 27, 2001. The terms of the interim sub-advisory agreement are substantially identical to the terms of the Dean Sub-Advisory Agreement except the interim agreement will terminate on the earlier to occur of shareholder approval of the Proposed Sub-Advisory Agreement or 150 days from execution of the interim agreement; and the interim agreement reflects a management reduction of 0.05% in annual sub-advisory fees.

   The shareholders of the Portfolio are being asked to approve the Proposed Sub-Advisory Agreement between the Investment Adviser and TIM with respect to the Portfolio that will take effect upon the later to occur of (a) obtaining shareholder approval or (b) December 14, 2001. The terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms of the interim sub-advisory agreement and the Dean Sub-Advisory Agreement, except: (1) the date of effectiveness will be the later to occur of (a) obtaining shareholder approval or (b) December 14, 2001; (2) the initial term of the agreement terminates on April 30, 2003; (3) there are minor stylistic and clarifying changes; and (4) the agreement reflects a reduction of 0.05% in the advisory fees.

Investment Advisory Agreement

   The Investment Adviser has served as the investment adviser of the Fund, with respect to the Portfolio, under the Investment Advisory Agreement since January 1,

1997. Subject to the supervision and direction of the Fund's Board, the Investment Adviser is generally responsible for managing the Portfolio in accordance with the Portfolio's stated investment objective and policies. Effective August 27, 2001, as compensation for its services to the Portfolio, the Investment Adviser currently is entitled to receive monthly compensation from the Fund at an annual rate of 0.75% of the average daily net assets of the Portfolio.


   Pursuant to the Investment Advisory Agreement, the Investment Adviser expressly has the responsibility: to furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of the Portfolio, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolio as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. The Investment Adviser pays all expenses incurred in connection with the performance of its responsibilities. The Portfolio pays all other expenses incurred in its operation, including general administrative expenses, accounting fees, legal fees and investment advisory fees. At its meeting on June 25, 2001, the Fund's Board approved a resolution, which effective August 27, 2001, reduced the annual compensation paid to the Investment Adviser pursuant to the Investment Advisory Agreement from an annual rate of 0.80% of the Portfolio's average daily net assets to 0.75% of average daily net assets of the Portfolio.

   During the Fund's fiscal year ended December 31, 2000, the Fund paid the Investment Adviser an aggregate investment advisory fee of $1,706,549 for investment management and supervision services and for certain administrative services on behalf of the Portfolio. During that year, the Fund paid no fees to the Investment Adviser, its affiliates or any affiliate of such affiliates, for services provided to the Fund other than under the prior investment advisory agreement. If the proposed Investment Advisory fee at the annual rate of 0.75% of the average daily net assets of the Portfolio had been in effect during the Fund's fiscal year ended December 31, 2000, the Fund would have paid the Investment Adviser an aggregate advisory fee of $1,599,890, which is 93.75% of the aggregate investment advisory fee actually paid by the Fund to the Investment Adviser for that year.


   Under its terms, the Investment Advisory Agreement, as it applies to the Portfolio, will continue in effect until April 30, 2003, and from year to year thereafter, so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either a majority of the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. The Advisory Agreement may be terminated with respect to the Portfolio at any time by the Board, or by vote of a majority of the outstanding voting securities of the Portfolio, in each case, without penalty on sixty (60) days' written notice to the Investment Adviser, or by the Investment Adviser on sixty (60) days' written notice to the Fund. It will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be amended with respect to the Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

   The terms of the Investment Advisory Agreement were approved by the Board, including by vote of a majority of its Disinterested Directors cast in person, at a meeting called for such purpose and held on October 3, 1996, and approved by the vote of a majority of the outstanding voting securities of each portfolio of the Fund at a special meeting of shareholders on December 16, 1996. The Investment Advisory Agreement contains a Schedule listing advisory fees for the portfolios of the Fund that will be amended to reflect the reduction of advisory fee.

   Other than the reduction in annual compensation to the Investment Adviser noted above, approval of the Proposed Sub-Advisory Agreement by shareholders will have no effect on the Investment Advisory Agreement between the Investment Adviser and the Fund with respect to the Portfolio.

Information Concerning TIM

   TIM currently serves as sub-adviser to the Portfolio pursuant to the terms of an interim sub-advisory agreement dated August 27, 2001. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015 was formed December 1, 1999. TIM is controlled by Transamerica Investment Services, Inc. ("TIS"), which served as an investment adviser until January 1, 2000. TIS is owned by Transamerica Corporation, which is also owned by AEGON N.V. TIS and Transamerica Corporation are also located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015. TIM, the Fund, the Investment Adviser, the Fund's transfer agent and the Fund's principal underwriter are affiliates.

   TIM provides investment management and related services to other mutual funds, and individual, corporate and retirement accounts. The following are registered investment company funds that are advised by TIM with an investment objective similar to that of the Portfolio; the table identifies and sets forth the size of such fund as of June 30, 2001, along with the management fee expressed as a percentage of average daily net assets for the fund. TIM receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.


Name of TIM Fund with Similar
Investment Objective          Net Assets as of June 30, 2001 Annual Management Fee Rate
----------------------------- ------------------------------ --------------------------
Transamerica Premier
Value Fund                            $ 13.7 million                    0.75%
Transamerica Premier
Balanced Fund                         $143.6 million                    0.75%


   The following table sets forth certain information concerning the principal executive officer and directors of TIM:


NAME/Position with TIM       Principal Occupation
----------------------       --------------------
John C. Riazzi         Chief Executive Officer
Gary U. Rolle          President and Manager
Jeffrey S. Van Harte   Senior Vice President and Manager
Patrick S. Baird*(1)   Manager
John R. Kenney**(2)    Manager
Douglas C. Kolsrud(1)  Manager
Richard N. Latzer      Manager
Larry N. Norman(1)     Manager
--------
   *Mr.Baird is also President and Director of the Fund.
  **Mr.Kenney is also Chairman and Director of the Fund.
(1)The principal business address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0002.
(2)The principal business address is P.O. Box 5068, Clearwater, FL 33758-5068.


Dean Sub-Advisory Agreement

   Pursuant to the Dean Sub-Advisory Agreement for the Portfolio, dated January 1, 1997, the Investment Adviser contracted with Dean for sub-advisory services, subject to the supervision of the Investment Adviser and the Board. Dean was responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and Dean placed orders to buy and sell securities on behalf of the Portfolio. Dean bore all of its expenses in connection with performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. Dean was also responsible for selecting the broker-dealers who execute the Portfolio's securities transactions. The Dean Sub-Advisory Agreement for the Portfolio was initially approved by the Board, including by vote of a majority of its Disinterested Directors cast in person, at a special meeting called for such purpose on October 3, 1996, and was approved by the vote of a majority of the outstanding voting securities of the Portfolio at a special meeting of the shareholders on December 16, 1996.

   Per the terms of the Dean Sub-Advisory Agreement, ATF Advisers, on behalf of the Board, notified Dean sixty days prior to August 24, 2001 that the Board terminated the agreement effective on or before August 24, 2001.


   As a result of the termination of the Dean Sub-Advisory Agreement on August 24, 2001, TIM is currently serving as sub-adviser for the Portfolio under the terms of an Interim Sub-Advisory Agreement, whose terms and conditions are identical to the Dean Sub-Advisory Agreement, except that the fee paid to the sub-adviser reflects a 0.05% reduction in annual management fees.

   For its services as sub-adviser, Dean was paid compensation from the Investment Adviser at the rate of 50% of management fees received by the Investment Adviser, less 50% of amount of excess expenses paid by the Investment Adviser pursuant to the expense limitation. For the fiscal year ended December 31, 2000, Dean received sub-advisory fees in the amount of $848,561. If the new fee had been in effect for that period Dean would have received $799,945 in sub-advisory fees, which is 93.75% of the aggregate sub-advisory fee actually paid by the Investment Adviser. Dean did not pay any affiliated brokerage fees for the years ended December 31, 2000, 1999 or 1998.


Proposed Sub-Advisory Agreement

   If the Proposed Sub-Advisory Agreement with TIM is approved by the vote of a majority of the Portfolio's outstanding shares, TIM will continue to serve as the sub-adviser of the Portfolio, to take effect upon the later to occur of December 14, 2001, or obtaining shareholder approval.

   The Proposed Sub-Advisory Agreement requires TIM to provide, subject to the supervision of the Investment Adviser and the Board, a continuous investment program for the Portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Portfolio, in accordance with the Portfolio's investment objective, policies, and restrictions. TIM will determine from time to time what securities and other investments will be purchased, retained, or sold by the Portfolio and will place orders pursuant to its investment determinations.

   The Proposed Sub-Advisory Agreement contains essentially the same terms and conditions as the Dean Sub-Advisory Agreement, with the following exceptions:

      (1) The date of effectiveness of the Proposed Sub-Advisory Agreement will be the later to occur of (a) obtaining shareholder approval or (b) December 14, 2001.

      (2) The initial term of the Proposed Sub-Advisory Agreement will be seventeen months ending April 30, 2003.

      (3) Under the Proposed Sub-Advisory Agreement, compensation payable by the Investment Adviser to TIM will be a monthly investment management fee equal to (i) an annual rate of 0.35% of the Portfolio's average daily net assets, less (ii) 50% of the amount paid by the Investment Adviser on behalf of the Portfolio pursuant to any expense limitation or the amount of any other reimbursement made by the Investment Adviser to the Portfolio. Under the Dean Sub-Advisory Agreement, Dean was paid compensation by the Investment Adviser based on the Investment Adviser's compensation, which was equal to an annual rate of 0.80% of the Portfolio's average daily net assets. Effective August 27, 2001, the rate of compensation of the Investment Adviser was reduced to 0.75% of the Portfolio's average daily net assets.

      (4) The Agreement reflects non-material stylistic and clarifying changes.

   The Proposed Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by the Investment Adviser upon sixty days' written notice to TIM and the Fund; by TIM upon sixty days' written notice to the Investment Adviser and the Fund; or by the Fund, upon the vote of a majority of the Fund's Board or a majority of the outstanding voting securities of the Portfolio, upon sixty days' written notice to TIM.

The Directors' Recommendation

   In determining whether to approve the Proposed Sub-Advisory Agreement and to recommend its approval to Policyowners, the Board, including Disinterested Directors, considered a number of relevant factors, based on historical information about the Portfolio and certain materials provided by TIM.

   Prior to and at a meeting of the Board on September 10, 2001, the Board, including the Disinterested Trustees, reviewed information regarding the Proposed Sub-Advisory Agreement.

   In evaluating the Proposed Sub-Advisory Agreement, the Board took into account that the Dean Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder and the expenses payable by the Portfolio, is substantially identical to the Proposed Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination, there will be a reduction in advisory fees, that TIM will continue to serve as the sub-adviser for the Portfolio, and there were minor clarifying and stylistic changes. The Board also considered the reputation, expertise and resources of TIM and its affiliates in the domestic financial market, and the prior performance of the Portfolio under Dean's management.

   As part of its analysis and evaluation of the Proposed Sub-Advisory Agreement and the fees paid to TIM thereunder, the Board reviewed information regarding the costs and profitability of TIM's operations, comparative information with respect to sub-advisory fees and total expenses paid by other comparable investment companies over a range of asset sizes, and information with respect to recent developments and trends with respect to mutual funds with similar investment objectives and policies. Accordingly, the Board expects the Portfolio and its shareholders to receive the same level and quality of investment management and supervision services under the Proposed Sub-Advisory Agreement as it received under the Dean Sub-Advisory Agreement.

   Based upon the Board's review and evaluation of the information presented, and in consideration of all factors the Board deemed relevant to their deliberations, the Board determined that the Proposed Sub-Advisory Agreement is fair, reasonable, and in the best interest of the Portfolio and its shareholders. Accordingly, the Board, including the Disinterested Directors, unanimously approved the terms of the Proposed Sub-Advisory Agreement and determined to submit the Proposed Sub-Advisory Agreement for consideration by the Policyholders of the Portfolio.

   To become effective, the Proposed Sub-Advisory Agreement must be approved by a "vote of a majority of the outstanding securities" of the Portfolio, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Portfolio entitled to vote thereon present at the Special Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Portfolio entitled to vote thereon.

   If the Proposed Sub-Advisory Agreement is not approved by the shareholders of the Portfolio, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Portfolio and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE PROPOSED SUB-ADVISORY
                                   AGREEMENT
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Policyowner Proposals

   As a general matter, the Fund does not hold annual meetings of shareholders. Policyowners wishing to submit proposals for inclusion in a proxy statement, or for submission to shareholders for a subsequent shareholders' meeting, should send their written proposals to the Secretary of AEGON/Transamerica Series Fund, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716. Such proposals must be submitted within a reasonable time prior to the solicitation.

Annual and Semi-Annual Reports

   The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to Policyowners upon request. Any such request should be directed to the Fund by calling (800) 851-9777, or by writing to the Fund at P.O. Box 5068, Clearwater, Florida 33758-5068.

Additional Information

   ATF Advisers, and the Fund's transfer agent, AEGON/Transamerica Fund Services, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716, and the Fund's principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0002.

Other Business

   Management knows of no business to be presented to the Special Meeting, other than the matter set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the shareholders will vote thereon according to their best judgment in the interest of the Portfolio and its Policyowners.

                             By Order of the Board of Directors,

                             John K. Carter, Esq.
                             Secretary

AEGON/Transamerica Series Fund, Inc.
St. Petersburg, Florida

Exhibit 1: Interim Sub-Advisory Agreement
Exhibit 2: Proposed Sub-Advisory Agreement

                   EXHIBIT 1: INTERIM SUB-ADVISORY AGREEMENT
                                    BETWEEN
                    AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                      AND
                    TRANSAMERICA INVESTMENT MANAGEMENT, LLC

   This Agreement is entered into as of the 27th day of August, 2001 (the "Commencement Date"), between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Transamerica Investment Management, LLC
("Sub-Adviser"), a limited liability company organized and existing under the laws of the State of Delaware.

   WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended ("Advisory Agreement") with the AEGON/Transamerica Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

   WHEREAS, the Fund is authorized to issue shares of Transamerica Value Balanced (the "Portfolio", formerly Dean Asset Allocation), a separate series of the Fund;

   WHEREAS, the Sub-Advisory Agreement between the Investment Adviser and Dean Investment Associates (the "Original Agreement") on behalf of the Portfolio will be terminated effective no later than the 24th day of August, 2001, and Transamerica has agreed to furnish such services to the Fund as set forth in this interim Agreement upon the date of termination;

   WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

   WHEREAS, upon the approval of the shareholders of the Portfolio, the Investment Adviser and the Sub-Adviser will enter into a new Sub-Advisory Agreement on behalf of the Portfolio.

   NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. Appointment.

   Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties of the Sub-Adviser.

   A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

      (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

      (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

   B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

      (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

      (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

      (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

   C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and by-laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

3. Compensation.

   For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment management fee of (i) 0.35% of the average daily net assets of the Portfolio during the term of this Agreement, less (ii) 50% of any amount reimbursed to the Portfolio by the Investment Adviser pursuant to the provisions of Section 7 of the Advisory Agreement. The fees payable to the Sub-Adviser hereunder shall be paid upon receipt by the Investment Adviser from the Portfolio of fees payable to the Investment Adviser under Section 3 of the Advisory Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

4. Duties of the Investment Adviser.

   A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

   B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

      (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");

      (2) The by-laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

      (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

      (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

      (5) The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

      (6) The Fund's Prospectus (as defined above); and

      (7) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

   The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

   C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

5. Brokerage.

   A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

   B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

   C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

6. Ownership of Records.

   The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

7. Reports.

   The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

8. Services to Other Clients.

   Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Representations of Sub-Adviser.

   The Sub-Adviser represents, warrants, and agrees as follows:

      A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement;
   (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
   Section 9 (a) of the 1940 Act or otherwise.

      B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

      C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

10. Term of Agreement.

   This Agreement shall commence on the date the services of Dean Investment Associates terminate with respect to the Portfolio (the "Commencement Date"), and will continue until the sooner of: (i) The new sub-advisory agreement is approved by a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities (as defined in the 1940 Act); or (ii) One hundred and fifty (150) days from the Commencement Date. Once the Portfolio receives approval from a majority of the outstanding voting securities as required by section (i) above, that Portfolio will be deemed to have terminated this Agreement and will thereafter be governed by the new sub-advisory agreement.

11. Termination of Agreement.

   Notwithstanding the foregoing, this Agreement may be terminated at any time, without penalty, by the Investment Adviser or by the Fund by giving 60 days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination is approved by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund. This Agreement may be terminated at any time by the Sub-Adviser by giving 60 days' written notice of such termination to the Fund and the Investment Adviser at their respective principal places of business. This Agreement shall terminate automatically in the event of its assignment (as that term is defined in Section 2(a)(4) and the rules thereunder of the 1940 Act).

12. Amendment of Agreement.

   No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities and a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

13. Miscellaneous.

   A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

   B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

   D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

   E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


                     TRANSAMERICA INVESTMENT
                       MANAGEMENT, LLC



                     By: /s/ JOHN RIAZZI
                        -----------------------------------------
                        Name: John Riazzi
                        Title:

                     AEGON/TRANSAMERICA FUND
                       ADVISERS, INC.


                     By: /s/ KIM D. DAY
                        -----------------------------------------
                        Name: Kim D. Day
                        Title: Vice President and Treasurer

                   EXHIBIT 2: FORM OF SUB-ADVISORY AGREEMENT
                                    BETWEEN
                    AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                      AND
                    TRANSAMERICA INVESTMENT MANAGEMENT, LLC

   SUB-ADVISORY AGREEMENT, made as of the     day of     200  between
AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Transamerica Investment Management, LLC ("Sub-Adviser"), a limited liability company organized and existing under the laws of the State of Delaware.

   WHEREAS, the Investment Adviser acts as an investment adviser to AEGON/Transamerica Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended ("Advisory Agreement"), with the Fund;

   WHEREAS, the Fund is authorized to issue shares of the Transamerica Value Balanced (the "Portfolio"), a separate series of the Fund;

   WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

   WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

   NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. Appointment.

   Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties of the Sub-Adviser.

   A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the

Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

      (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

      (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

   B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

      (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

      (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

      (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

   C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

3. Compensation.

   For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly: (i) an investment management fee as specified in Schedule A of this Agreement, (ii) less 50% of any amount reimbursed to the Portfolio by the Investment Adviser pursuant to Section 7 of the Advisory Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

4. Duties of the Investment Adviser.

   A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

   B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

      (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");

      (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

      (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

      (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

      (5) The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

      (6) The Fund's Prospectus (as defined above); and

      (7) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

   The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

   C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

5. Brokerage.

   A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

   B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

   C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

6. Ownership of Records.

   The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and
(iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

7. Reports.

   The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

8. Services to Other Clients.

   Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Sub-Adviser's Use of the Services of Others.

   The Sub-Adviser may (at its cost except as contemplated by Section 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

10. Representations of Sub-Adviser.

   The Sub-Adviser represents, warrants, and agrees as follows:

      A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
   (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

      B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

      C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

11. Term of Agreement.

   This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2003. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

12. Notices.

   Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the addresses below:

   If to the Fund:

      AEGON/Transamerica Series Fund, Inc.
      570 Carillon Parkway
      St. Petersburg, FL 33716
      Attn: John K. Carter, Esq.
      Telephone: (727) 299-1824
      Fax: (727) 299-1641

   If to the Investment Adviser:

      AEGON/Transamerica Fund Advisers, Inc.
      570 Carillon Parkway
      St. Petersburg, FL 33716
      Attn: John K. Carter, Esq.
      Telephone: (727) 299-1824
      Fax: (727) 299-1641

   If to the Sub-Adviser:

      Transamerica Investment Management, LLC
      1150 South Olive Street, Suite 2700
      Los Angeles, CA 90015
      Attn: Anne Marie Swanson, Esq.
      Telephone: (213) 742-4184

13. Termination of Agreement.

   Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order--Release No. 23379--under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

14. Amendment of Agreement.

   No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

15. Miscellaneous.

   A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

   B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

   D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

   E. Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


Attest:                       AEGON/TRANSAMERICA FUND
                               ADVISERS, INC.

                              By:
-------------------------        ------------------------------------
Name:                            Name:
Title:                           Title:


Attest:                       TRANSAMERICA INVESTMENT
                               MANAGEMENT, LLC


                              By:
-------------------------        ------------------------------------
Name:                            Name:
Title:                           Title:

                                    FORM OF
                            SUB-ADVISORY AGREEMENT

                                  SCHEDULE A

                                  Sub-Adviser          Termination
         Portfolio                Compensation            Date
         ---------          ------------------------- --------------
Transamerica Value Balanced 0.35% of the Portfolio's  April 30, 2003
                            average daily net assets.

Q. FOR HOW MANY VOTES AM I ENTITLED TO PROVIDE INSTRUCTIONS?

A. Western Reserve Life Assurance Company of Ohio, AUSA Life Insurance Company, Transamerica Occidental Life Insurance Company and Diversified Investment Advisors, Inc. are the owners of all of the shares of the Portfolio. You are the owners of variable life insurance policies and variable annuity contracts ("Contracts") administered by one of the entities that invest in the Portfolio ("Policyowners"). The shareholders will vote the proposal according to the instructions received from Policyowners. The number of shares in the Portfolio for which you may give instructions is determined as follows: the number of shares of the Portfolio (and corresponding votes) allotted to a contract will be calculated by dividing the amount of the Contract's cash value (or Contract value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted.

Q. HOW DO I VOTE MY SHARES?

A. You can submit your voting instructions by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed voting instruction form, and mail it in the enclosed, postage paid envelope.

   To vote via the Internet at https://vote.proxy-direct.com: Enter your 14 digit control number from your voting instruction form and follow the instructions on the web site.

   You may vote by telephone, too. Call 1-800-597-7836: Enter your 14-digit control number from your voting instruction form and follow the simple instructions that are given.

   Finally, you may fax your voting instructions to us at 1-888-796-9932.

   If you need any assistance, or have any questions regarding the proposal or how to submit your instructions, please call Customer Service at 1-800-851-9777 between the hours of 8:00 a.m. and 8:00 p.m. Eastern Time (Monday-Friday).

Q. HOW DO I SIGN THE VOTING INSTRUCTION FORM?

A. INDIVIDUAL ACCOUNTS: Policyowners should sign exactly as their names appear on the account registration shown on the card.

   JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

   ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q. WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. Call a Customer Service Representative at 1-800-851-9777 between the hours of 8:00 a.m. and 8:00 p.m. ET.

   THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL RELATING TO THE PORTFOLIO. PLEASE READ IT CAREFULLY!

VOTING INSTRUCTION FORM    TRANSAMERICA VALUE BALANCED   VOTING INSTRUCTION FORM
                      AEGON/Transamerica Series Fund, Inc.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

The undersigned hereby instructs AUSA Life Insurance Company, Inc. to vote, as designated below, all shares of the above Portfolio, that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Friday, December 14, 2001 at 10:00 a.m., at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated October 10, 2001, receipt of which is hereby acknowledged:

I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated October 10, 2001. This instruction will be voted as specified. If no specification is made, this instruction will be voted "FOR" each proposal.

                          VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                          VOTE VIA THE FACSIMILE:  1-888-796-9932
                         -------------------------------------------------------
                          CONTROL NUMBER:
                         -------------------------------------------------------


                           Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
                           If a corporation, this signature should be that of an authorized officer who should state his or her title.

                           _____________________________________________________
                           Signature

                           _____________________________________________________
                           Signature of joint owner, if any

                           _____________________________________________________
                           Date                                       WRL_11971A

VOTING INSTRUCTION FORM   TRANSAMERICA VALUE BALANCED    VOTING INSTRUCTION FORM
                      AEGON/Transamerica Series Fund, Inc.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

The undersigned hereby instructs Western Reserve Life Assurance Co. of Ohio to vote, as designated below, all shares of the above Portfolio, that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Friday, December 14, 2001 at 10:00 a.m., at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated October 10, 2001, receipt of which is hereby acknowledged:

I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated October 10, 2001. This instruction will be voted as specified. If no specification is made, this instruction will be voted "For" each proposal.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           VOTE VIA THE FACSIMILE:  1-888-796-9932
                          ------------------------------------------------------
                           CONTROL NUMBER:
                          ------------------------------------------------------


                           Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                           _____________________________________________________
                           Signature

                           _____________________________________________________
                           Signature of joint owner, if any

                           _____________________________________________________
                           Date                                       WRL_11971B

VOTING INSTRUCTION FORM    TRANSAMERICA VALUE BALANCED   VOTING INSTRUCTION FORM
                      AEGON/Transamerica Series Fund, Inc.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

The undersigned hereby instructs Transamerica Occidental Life Insurance Company to vote, as designated below, all shares of the above Portfolio, that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Friday, December 14, 2001 at 10:00 a.m., at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated October 10, 2001, receipt of which is hereby acknowledged:

I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated October 10, 2001. This instruction will be voted as specified. If no specification is made, this instruction will be voted "For" each proposal.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           VOTE VIA THE FACSIMILE:  1-888-796-9932
                          ------------------------------------------------------
                           CONTROL NUMBER:
                          ------------------------------------------------------


                           Note: Please sign this proxy exactly as your name or names appears hereon. Jointowners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears,a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                           _____________________________________________________
                           Signature

                           _____________________________________________________
                           Signature of joint owner, if any

                           _____________________________________________________
                           Date                                       WRL_11971C

VOTING INSTRUCTION FORM   TRANSAMERICA VALUE BALANCED    VOTING INSTRUCTION FORM
                      AEGON/Transamerica Series Fund, Inc.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

The undersigned hereby instructs Diversified Investment Advisors, Inc. to vote, as designated below, all shares of the above Portfolio, that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Friday, December 14, 2001 at 10:00 a.m., at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated October 10, 2001, receipt of which is hereby acknowledged:

I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated October 10, 2001. This instruction will be voted as specified. If no specification is made, this instruction will be voted "For" the proposal.

                          VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                          VOTE VIA THE FACSIMILE:  1-888-796-9932
                         -------------------------------------------------------
                          CONTROL NUMBER:
                         -------------------------------------------------------


                          Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears,a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                          ______________________________________________________
                          Signature

                          ______________________________________________________
                          Signature of joint owner, if any

                          ______________________________________________________
                          Date                                        WRL_11971D

The Board of Directors of AEGON/Transamerica Series Fund, Inc. recommends that you vote FOR the following proposal: ---

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:             FOR            AGAINST       ABSTAIN

1. To approve a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisers, Inc. and Transamerica Investment Management, LLC with respect to the Portfolio.

     In the discretion of AEGON/Transamerica Series Fund, Inc., on behalf of the Portfolio, to transact such other business as may properly come before the meeting or any adjournments thereof.











                                                                   WRL_11971A-D


 PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.